SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.    )


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[ ] Confidential  for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                BURKE MILLS, INC.
                                -----------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
          (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X]     No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                                       N/A





         2) Aggregate number of securities to which transaction applies:

                                            N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                            N/A

         4) Proposed maximum aggregate value of transaction:

                                            N/A

         5) Total fee paid:

                                            N/A

[   ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)  Amount Previously Paid:

                                            N/A

         2)  Form, Schedule or Registration Statement No.:

                                            N/A

         3)  Filing Party:

                                            N/A

         4)  Date Filed:

                                            N/A

            [Specimen of proxy card for purposes of electronic filing
                  with the Securities and Exchange Commission]

                                BURKE MILLS, INC.

                              APPOINTMENT OF PROXY

                  Annual Meeting of Shareholders, May 19, 1998


         The undersigned shareholder hereby appoints Humayun N. Shaikh, Chairman of the Board of the Company, and Charles P. McCamy, President of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Burke Mills, Inc. held by the undersigned, cumulatively or not cumulatively, with respect to the election of directors, at the Annual Meeting of its shareholders to be held at 2:00 P.M. on May 19, 1998, at the executive offices of the Company in Valdese, North Carolina, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

         1. The election of the following persons who will be nominated to serve as directors:

                           Humayun N. Shaikh                  Robert P. Huntley
                           Charles P. McCamy                  William T. Dunn
                           Ahmed H. Shaikh

         INSTRUCTIONS: You May Withhold Authority To Vote For Any Nominee By Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

         2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

         The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification. If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

     This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

     This Appointment of Proxy is Solicited By The Board of Directors Of The Company.


                                                     Dated:_______________,1998

                                                     __________________________
                                                     Signature of Shareholder


                             (Please Sign exactly as name appears on this proxy.
                              Executors, Trustees, etc. should give full title).

________________________________________________________________________________

                                BURKE MILLS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       1998
________________________________________________________________________________


         The 1998 annual meeting of the shareholders of Burke Mills, Inc. ("the Company") will be held at the executive offices of the Company, 191 Sterling Street N.W., Valdese, North Carolina, at 2:00 P.M. on Tuesday, May 19, 1998, for the following purposes:


         (1) To elect five directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.


         The close of business on March 13, 1998, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

         Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.



                                             By order of the Board of Directors
                                                     Pender R. McElroy
                                                  Secretary of Burke Mills, Inc.

April 15, 1998

________________________________________________________________________________




                                 PROXY STATEMENT

________________________________________________________________________________



                              Annual Meeting of the
                        Shareholders of Burke Mills, Inc.
                             to be held May 19, 1998
                             -----------------------



SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
---------------------------------------------------

         The enclosed appointment of proxy is solicited by the Board of Directors of Burke Mills, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

         The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $1,000.00.

         The mailing address of the principal executive offices of the Company is:

                                Burke Mills, Inc.
                               Post Office Box 190
                          Valdese, North Carolina 28690

         The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is April 17, 1998.


VOTING RIGHTS
-------------

         The holders of stock of the Company on March 13, 1998 are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on May 19, 1998 and at any adjournments thereof. On March 13, 1998 (the record date) there were 2,741,168 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.

VOTING PROCEDURES
-----------------

         If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

         Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for as many persons as there are directors to be elected. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected (which is five).

         Votes by proxy will be tabulated by First Union National Bank of North Carolina, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

         Under North Carolina law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.


SUBSTANTIAL SHAREHOLDERS
------------------------

         As of March 13, 1998 the following persons are the only persons known to the Company to be the beneficial owners of more than five percent of the common stock of the Company (the only voting securities of the Company):

Title of     Name and Address of             Amount and Nature of      Percent
Class           Beneficial Owner             Beneficial Ownership     of Class
------      --------------------             --------------------     ---------
Common       Naseus, Inc.                        1,443,329 shares       52.7%
Stock        Flat 72, Building 383                  (Direct)
             Road 1912
             Manama Town 319, Bahrain

Common       Humayun N. Shaikh                   1,443,329 shares      52.7%
Stock        Nafees Cotton Mills, Ltd.              (Indirect)
             Ismail Aiwan-i-Science
             Shahrah-i-Jalaluddin Roomi
             Lahore - 54600, Pakistan

Title of     Name and Address of           Amount and Nature of      Percent
Class           Beneficial Owner           Beneficial Ownership     of Class
-----        -------------------           --------------------     --------
Common       Khalid A. H. Al Sagar             721,664 shares         26.3%
Stock        Flat 72, Building 383                (Indirect)
             Road 1912
             Manama Town 319, Bahrain
             United Arab Emirates

Common       Hickory Industries, Inc.          270,000 shares         9.85%
Stock        Box 429                              (Direct)
             Hickory, N.C. 28603

Common       Robert E. Bell, Jr.               270,000 shares         9.85%
Stock        Hickory Industries, Inc.             (Indirect)
             Box 429
             Hickory, N.C. 28603


     The shares beneficially owned by Humayun N. Shaikh are shares owned of record by Naseus, Inc. Naseus, Inc., a Panamanian corporation, holds 1,443,329 shares of the Company's stock. Mr. Al Sagar has sole investment power as to 721,664 shares of the stock of the Company owned by Naseus, Inc. Humayun N. Shaikh, who is chairman and a director of the Company, holds the sole voting power as to the stock of the Company owned by Naseus, Inc. and investment power as to 721,665 shares of the stock of the Company owned by the Naseus, Inc. Naseus, Inc. is a holding company for business interests and does not conduct any active operations.

     Robert E. Bell, Jr. is the president, director and majority shareholder of Hickory Industries, Inc. Hickory Industries, Inc. directly owns of record 270,000 shares of the stock of the Company.

         The Company is informed and believes that as of March 13, 1998 Cede & Co. held 1,053,038 shares of the Company (38.4%) as nominee for Depository Trust Company, 55 Water Street, New York, New York 10004, that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership thereof, and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company, except for the stock owned by Hickory Industries, Inc.

ELECTION OF DIRECTORS
---------------------

         Five directors are to be elected at the annual meeting of shareholders to be held on May 19, 1998. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

         The enclosed proxy will be voted in favor of the election of the following nominees as directors:


                                                    Amount (Shares)
           Name                  Principal          and Nature of       Percent                      Percent
(Age)(Year lst Elected)         Occupation        Beneficial Ownership  of class                      of Class
-----------------------         ----------        -------------------   --------
    Humayun N. Shaikh           Chairman of              1,443,329        52.7%
    (55)      (1978)            the Company            (Direct and
                                                        Indirect)
    Charles P. McCamy           President of                   100         0.00%
    (44)                        the Company                (Direct)

    William T. Dunn             Retired                      5,000         0.18%
    (64)      (1996)                                       (Direct)

    Robert P. Huntley           Chairman,                  120,000         4.4%
    (60)      (1993)            Secretary                (Direct)
                                and Treasurer,
                                Timberidge Lumber Co.
                                Hickory, N.C.

    Ahmed H. Shaikh             CEO, Nafees Cotton           0             0.0%
    (29)      (1994)            Mills, Ltd.
                                Lahore, Pakistan

         All nominees except for Mr. McCamy are incumbents.

     "Direct" ownership means ownership as record owner. "Indirect" ownership means beneficial ownership other than as record owner.

         Mr. Humayun Shaikh serves as a director of Nafees Cotton Mills, Ltd (engaged in synthetic yarn spinning) of Lahore, Pakistan, and has so served for more than the past five years. Until 1994 he was a director of Colony Textile Mills, Ltd. (engaged in spinning and weaving of yarn and dyeing and printing of fabric) and of National Security Insurance Co., Ltd. (engaged in the writing of property and casualty insurance) both of Lahore, Pakistan, and so served for more than the five years prior to 1994. Mr. Shaikh devotes approximately 75% of his time to the management of the Company. Mr. Shaikh served as President of the Company from January 1981 until May 1992, when he became Chairman.

         Charles P. McCamy (age 44) has been President and Chief Operating Officer of the Company since September 1997. From March 1996 to September 1997, Mr. McCamy was a sales representative for Schloss Griffin Associates, Inc., Charlotte, North Carolina, engaged in the marketing of knitting, dyeing and finishing equipment. From July 1994 to March 1996, he was Executive Vice
President and Chief Operating Officer of Lida, Inc. of Charlotte, North Carolina, a manufacturer of stretch fabrics and printed products for the women's wear and the active wear markets. From January 1990 to July 1994, he was President of the Knit Fabrics Division of Dixie Yarns, Inc. in Gastonia, North Carolina, engaged in knitting and marketing fabrics. For 14 years prior to 1990, Mr. McCamy held various management positions with West Point Pepperell, Inc.

     Mr. Huntley was Executive Vice President of Newton Transportation Company, Inc., Lenoir, North Carolina, from 1986 until March 31, 1996. Newton Transportation Company, Inc. is a long haul new furniture carrier. Mr. Huntley serves as Chairman, Secretary and Treasurer of Timberidge Lumber Company, a supplier of hardwood lumber to the furniture industry. He also has business interests in other areas including real estate, fabric and furniture. Mr. Huntley is licensed as a certified public accountant.

     Mr. Dunn is retired. From 1978 to 1986 Mr. Dunn was Executive Vice President and a member of the Board of Directors of E. F. Hutton and Company, having responsibility for trading, marketing, research and syndication of all fixed income products to institutional clients. From 1986 to 1991 Mr. Dunn was Senior Managing Director with Bear Stearns and Company. From 1991 until January 1995 Mr. Dunn was Managing Director of PaineWebber, Inc. In these latter two positions, Mr. Dunn had responsibility for trading, marketing, research and syndication of fixed income products to institutional clients in the international market.

     Mr. Ahmed Shaikh has been employed by Nafees Cotton Mills, Ltd. in a management position since September 1991, and on October 1, 1994 he became Chief Executive Officer of this company. Mr. Shaikh is the son of Humayun Shaikh, Chairman of the Board of the Company.

     The Board of Directors of the Company met five times during the fiscal year ended January 3, 1998. Mr. Humayun Shaikh, Mr. Whisenant, Mr. Huntley and Mr. Dunn attended all meetings. Mr. Ahmed Shaikh was unable to attend the meetings.

         The Board of Directors of the Company has two standing committees audit and compensation. The Board has no nominating committee. Mr. Huntley and Mr. Dunn serve on the audit committee and the compensation committee. These committees have met once since the beginning of the fiscal year on January 4, 1998. Both members attended both meetings. The duties of the audit committee are to review the work of the Company's auditors and to confer with the auditors on matters concerning the annual audit. The duties of the compensation committee are to review, and advise the board on, the compensation of the Chairman and Chief Executive Officer of the Company.

STOCK OWNED BY OFFICERS
-----------------------

         As of March 13, 1998, the common stock of the Company (the only class of equity securities of the Company) beneficially owned by the chief executive officer, Humayun N. Shaikh, by the four most highly compensated executive officers other than Mr. Shaikh, and by all officers and director nominees as a group is as follows:

                                 Amount (Shares)
                                 and Nature of        Percent
Name/Group                   Beneficial Ownership    of Class
----------                   --------------------    --------
Humayun N. Shaikh                1,443,329            52.7%
Chairman                          Indirect

Richard F. Whisenant                 4,668             0.17%
Vice Chairman                       Direct

Charles P. McCamy                      100             0.00%
President                           Direct

Thomas I. Nail                       6,000             0.22%
Vice President - Finance            Direct

Richard F. Byers                     6,000             0.22%
Vice President-Sales                Direct

All officers and director        1,580,397            57.7%
nominees as a group            (Direct and
(8 persons)                      Indirect)


EXECUTIVE OFFICERS OF THE COMPANY
---------------------------------


         All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. The current officers of the Company, in addition to Humayun N. Shaikh and Charles P. McCamy, are as follows:

         Mr. Whisenant (age 60) was President of the Company from May 1992 to September 1997. He was appointed Vice Chairman on September 16, 1997. He served as Executive Vice President from January 1981 until May 1992 and as Vice President of Manufacturing from 1978 to 1981. Prior to that time Mr. Whisenant served as plant manager and manufacturing manager of the knit division of the Company. Mr. Whisenant will retire as a director and as Vice Chairman on May 19, 1998.

         Thomas I. Nail (age 50) is Vice President-Finance of the Company, having assumed that office a second time in June 1997. From March 1994 to June 1997, Mr. Nail was Chief Financial Officer, Secretary and Treasurer of Alba Waldensian, Inc., Valdese, North Carolina, a manufacturer of women's intimate apparel and health products. From September 1987 to March 1994, Mr. Nail was Vice President-Finance of the Company. Prior to 1987, Mr. Nail held accounting and controller positions with several companies.

         Richard Byers (age 58) is Vice President-Sales of the Company, having assumed that office in December 1978. Mr. Byers served as production control manager of the Company from 1968 to December 1978.

         Maggie Simmons-Hughes (age 58) is Vice President-Human Resources of the Company, having assumed that office in May 1991. Ms. Hughes served as personnel manager of the Company from 1980 to May 1991.

         Pender R. McElroy (age 57) is Secretary of the Company, having assumed that office in April 1981. Mr. McElroy is a member of the law firm of James, McElroy & Diehl, P.A., Charlotte, North Carolina, legal counsel for the Company.

     Michael B. Smith (age 41) is Assistant Secretary of the Company, having assumed that office in May 1985. Mr. Smith has been employed by the Company as a cost accountant since 1978.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------

         All plan and non-plan compensation awarded to, earned by, or paid to the chief executive officer, Humayun N. Shaikh, and to Richard F. Whisenant, for the past three fiscal years is shown in the following table:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                               Annual Compensation
                               -------------------
                                                    Other Annual     All Other
            Name and                     Salary      Compensation Compensation
           Principal Position             ($)          ($)           ($)
           Year
________________________________________________________________________________
Humayun N. Shaikh            1995       $150,000           0             0
Chairman and CEO             1996       $150,000           0             0
                             1997       $150,000         $288            0
Richard F. Whisenant         1995       $115,609         $609         $ 3,173
Vice Chairman                1996       $115,000         $750            0
                             1997       $119,423          $1,452     $145,851

         During 1997, Mr. Whisenant served as President and Chief Operating Officer until September 16, 1997, when he became Vice Chairman of the Board.

         There is no executive officer of the Company whose total annual salary and bonus during each of the last three fiscal years exceeded $100,000, except for Humayun N. Shaikh and Richard F. Whisenant. Annual compensation exceeded that figure during each of the last three fiscal years for Mr. Shaikh and for Mr.
Whisenant.

     Mr. Shaikh's Other Annual Compensation represents the annual premium on his group life insurance on the amount in excess of $50,000 of coverage.

         Mr. Whisenant's Other Annual Compensation represents the personal use of a company vehicle and the annual premium on his group life insurance on the amount in excess of $50,000 of coverage.

         Mr. Whisenant ceased his active employment with the Company on September 16, 1997 but will remain available for consultation with management of the Company through December 31, 1998. On January 2, 1998, the Company paid Mr. Whisenant in advance his 1998 annual salary in the amount of $115,000.00. In addition, the Company paid Mr. Whisenant the amount of $13,500.00 for application toward health insurance coverage upon the expiration of his COBRA insurance coverage. On January 2, 1998, the Company conveyed to Mr. Whisenant a 1992 Ford Taurus automobile and a 1993 Ford F-150 truck, having a combined value of $17,351.00. These amounts are shown as "all other compensation" for 1997.

         The Company made matching contributions to its Savings and Retirement Plan and Trust (401(k) Plan) for 1995 and no matching contribution for 1996 or for 1997. As a participant in that plan, Mr. Whisenant's account was allocated a portion of each such contribution in 1995. That amount is shown under "All Other Compensation" in the Summary Compensation Table.

         The Company has no long-term compensation arrangements with its executive officers.

     For the last three fiscal years, the Company has paid Nafees Cotton Mills, Ltd. $18,000 annually toward the expense of maintaining and operating an office for the Company in Pakistan. Mr. Humayun N. Shaikh is a director of Nafees Cotton Mills, Ltd.

         Directors who are employed by the Company are not compensated for services as directors. Directors not employed by the Company receive $500 for each Board meeting or committee meeting attended. Mr. Humayun Shaikh receives reimbursement for actual travel expenses incurred while travelling for the Company.

         Robert P. Huntley and William T. Dunn served as members of the compensation committee of the Board during 1997. Neither was or is an officer or employee of the Company. Effective January 1, 1998, Mr. Dunn will receive $40,000 per year, to be paid quarterly, for consulting services to the Company in the areas of its operations.

         Charles P. McCamy, President and Chief Operating Officer of the Company, and the Company have entered into an agreement of employment under the terms of which Mr. McCamy receives a base salary of $150,000.00 per year and a bonus equal to a percentage of net profit after taxes ("NPAT") for each fiscal year of the Company. The bonus is 1% of NPAT over $1,000,000.00 and under $2,500,000.00; 1.5% of NPAT over $2,500,000.00 and under $4,000,000.00; and, 2%
of NPAT over $4,000,000.00 and under $6,000,000.00. The employment agreement between the Company and Mr. McCamy provides that if the Company terminates his employment without cause, he will receive severance pay equal to twelve months of his base salary.

         The policy of the Board of Directors for compensation of the Chief Executive Officer and the other executive officers has been and is to compensate those officers at a level as close to what the Board believes is competitive in the industry for companies of comparable size and geographic location (the piedmont area of North and South Carolina). The Board does not tie company performance to the level of compensation of the Chief Executive Officer or the other executive officers.

                                Robert P. Huntley
                                 William T. Dunn
                          Members - Compensation Committee

COMPARATIVE SHAREHOLDER RETURN
------------------------------

         The graph which follows compares the yearly percentage change in the Company's cumulative shareholder return on its common stock with the cumulative total return of (a) all United States companies traded on the NASDAQ stock market and (b) 33 companies traded on the NASDAQ stock market which carry NASDAQ Standard Industrial Classification (SIC) Code 22, being companies producing textile mill products (which is an index published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business,
Chicago, Illinois.) A list of the 33 companies will be provided to any shareholder upon written request.


     [Explanation of graph for purposes of electronic filing with the Securities and Exchange Commission. Original graph not filed electronically.]

         The performance graph shows dollar figures from $0 through $900 along the left side of the graph. Along the base of the graph, the starting point is December 31, 1992, and the graph is divided into five main segments, each representing the years from 1992 through 1997, and each of the five segments is divided into 12 sections representing the twelve months of the year. There are four lines on the graph:

(1) One line is a level undeviated line over the five-year period which begins and ends at the $100 level.

(2)  There is a solid line showing the total returns index for Burke Mills, Inc.

(3) A broken line showing the total returns index for all the U.S. companies on the NASDAQ stock market.

(4) Another broken line showing the total returns index for 33 NASDAQ stocks carrying the NASDAQ standard industrial classification code 22.

The legend on the graph indicates as follows:

                                     Legend

CRSP Total Returns
Index for:                    12/31/92     12/31/93      12/31/94     12/30/95      12/29/96      12/27/97
-------------------------     --------     --------      --------     --------      --------      --------
Burke Mills, Inc.                100.0        157.1        428.6         357.1        357.1        328.6
NASDAQ Stock Market (U.S.
Companies)                       100.0        133.6        130.6         184.7        227.4        239.5
NASDAQ Stocks
(SIC 2200-2299 U.S.
Companies)
Textile mill products            100.0       167.2         111.6         132.0        177.2        222.0

Notes:
A. The lines represent montly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

 C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

 D. The index level for all series was set to $100.00 on 12/31/92.

         STOCK OPTIONS
         -------------

         No officer or director of the Company was granted, exercised or realized any stock appreciation rights, options, or warrants during the fiscal year ended January 3, 1998.


DISCRETIONARY AUTHORITY
-----------------------

         The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

         (1) Matters which the persons making the solicitation do not know, a reasonable time before the solicitation, are to be presented at the meeting.

         (2) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

         (3) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

         (4) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

         (5) Matters incident to the conduct of the meeting.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

         Cole, Samsel & Bernstein LLC, New York, New York, and Lodi, New Jersey, is the independent public accounting firm for the Company and is expected to serve in such capacity through the end of the current fiscal year on January 2, 1999. Cole, Samsel & Bernstein LLC was the independent public accounting firm for the Company for the fiscal year ended January 3, 1998. A representative from Cole, Samsel & Bernstein LLC is expected to be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


FILING OF FORMS 3 AND 4
-----------------------

         To the knowledge of the Company, all directors, officers, beneficial owners of more than ten percent of the common stock of the Company and other persons required to so file did file on a timely basis the reports required by
Section 16(a) of the Securities Exchange Act of 1934 on Form 3 and Form 4 during the most recent fiscal year and prior fiscal years.


PROPOSALS OF SHAREHOLDERS
-------------------------

         Any proposals of shareholders intended to be presented at the 1999 annual meeting of the shareholders, now scheduled for May 18, 1999, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than December 17, 1998. Any such proposal must be received at the principal executive offices of the Company.


FORM 1O-K
---------

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 3, 1998. SUCH REQUEST SHOULD BE DIRECTED TO THOMAS I. NAIL, BURKE MILLS, INC., P.
O. BOX 190, VALDESE, NORTH CAROLINA 28690.